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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Glacier Bancorp, Inc. (the "Company") on form 10-K for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Michael J. Blodnick, President and Chief Executive Officer, and James H. Strosahl, Executive Vice President and Chief Financial Officer, of Glacier Bancorp, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                  March 10, 2004

                                                  /s/ Michael J. Blodnick
                                                  ------------------------------
                                                  Michael J. Blodnick
                                                  President/CEO

                                                  /s/ James H. Strosahl
                                                  ------------------------------
                                                  James H. Strosahl
                                                  Executive Vice President/CFO